Prospectus Supplement

September 26, 2008

Morgan Stanley Institutional Fund, Inc.

Supplement dated
September 26, 2008 to
the Morgan Stanley
Institutional Fund, Inc.
Prospectus dated
May 1, 2008 of:

International Magnum Portfolio

On September 25, 2008, the Board of Directors of the Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation for the International Magnum Portfolio (the "Portfolio"), pursuant to which substantially all of the assets of the Portfolio would be liquidated, known liabilities of the Portfolio satisfied, the remaining proceeds distributed to the Portfolio's stockholders and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation with respect to the Portfolio is expected to occur on or about November 26, 2008. Effective immediately, the Portfolio has suspended offering its shares to new investors.

Please retain this supplement for future reference.

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